Exhibit 4.1

NUMBER GPX 1973 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO AND NEW YORK SHARES COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS SEE LEGEND ON REVERSE INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE GP STRATEGIES CORPORATION This Certifies that CUSIP 36225V 10 4 is the owner of FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF COMMON STOCK OF CERTIFICATE OF STOCK GP Strategies Corporation transferable or the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation and amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate asserts by acceptance hereof. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated CHIEF EXECUTIVE OFFICER GP STRATEGIES CORPORATION CORPORATE SEAL DELAWARE 1959 COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES, LLC. TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE BY AMERICAN BANK NOTE COMPANY. SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT- Custodian  (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. GP STRATEGIES CORPORATION THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.